SUP-0166-1116

AB CAP FUND, INC.

-AB Multi-Manager Alternative Strategies Fund

(the “Fund”)

Supplement dated November 1, 2016 to the Prospectus and Summary Prospectus dated September 30, 2016 offering Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares of the Fund (the “Prospectuses”)

Effective as of December 31, 2016, CQS (US) LLC (“CQS”) will no longer act as a Sub-Adviser of the Fund. Accordingly, all references to CQS in the Prospectuses are deleted effective December 31, 2016. CQS is in the process of liquidating the positions held in the portion of the Fund that it has managed, and the proceeds of such liquidations are being re-allocated to certain other Sub-Advisers of the Fund as such proceeds become available.

This Supplement should be read in conjunction with the Prospectuses for the Fund.

You should retain this Supplement with your Prospectus for future reference.

The [A/B] Logo is a service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

SUP-0166-1116